Exhibit 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Director of Investor Relations, or
Katherine L. Johnston, Manager of Investor Relations
(617) 796-8245
www.fivestarqualitycare.com

Five Star Quality Care, Inc. Reports Second Quarter 2009 Results

Newton, MA (August 4, 2009).  Five Star Quality Care, Inc. (NYSE AMEX: FVE) today announced its financial results for the quarter and six months ended June 30, 2009.

Second Quarter 2009 Financial Highlights:

•                  Total revenues for the second quarter of 2009 increased 9.9% to $297.1 million from $270.5 million for the same period last year.

•                  Net income for the second quarter of 2009 was $8.6 million compared to net income of $3.5 million for the same period last year.

•                  Net income per share from continuing operations for the second quarter of 2009 was $0.28 and $0.26, basic and diluted, respectively, compared to net income per share from continuing operations of $0.14 and $0.13, basic and diluted, respectively, for the same period last year.

•                  Net income from continuing operations for the second quarter of 2009 included several items that, in aggregate, resulted in a positive impact of $6.5 million, or $0.20 and $0.17 per basic and diluted share, respectively.  These items included a $6.1 million gain due to early extinguishment of debt; a $239,000 unrealized gain on our UBS put right related to auction rate securities; and a $195,000 unrealized gain on our holdings of auction rate securities. Net income from continuing operations for the second quarter of 2008 included a $1.1 million unrealized loss, or $0.03 per basic and diluted share, respectively, on our holdings of auction rate securities.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the second quarter of 2009 was $14.8 million compared to EBITDA of $8.7 million for the same period last year.  As discussed above, EBITDA for the second quarter of 2009 had items that, in aggregate, resulted in a positive impact of $6.5 million. EBITDA for the second quarter of 2008 included a $1.1 million unrealized loss on our holdings of auction rate securities.

Second Quarter 2009 Operating Highlights (Senior Living Communities):

•                  Senior living occupancy for the second quarter of 2009 was 86.0% compared with 88.6% for the same period last year.

•                  Senior living average daily rate for the second quarter of 2009 increased by 0.5% to $146.42 from $145.73 in the same period last year.

•                  The percentage of senior living revenue derived from private and other resources for the second quarter of 2009 increased to 68.8% from 68.1% for the same period last year.

•                  For those senior living communities that we have operated continuously since April 1, 2008 (comparable communities), occupancy for the second quarter of 2009 was 86.9% compared with 88.6% for the same period last year.

•                  The average daily rate at comparable communities for the second quarter of 2009 increased by 3.2%, to $150.43, from $145.73 in the same period last year.

Second Quarter 2009 Highlights:

In April and May 2009, we purchased and retired an additional $12.8 million par value of our outstanding Convertible Senior Notes for $6.3 million, plus accrued interest.  We financed this purchase principally from cash generated by our operations and borrowings.  As a result of this transaction, we recorded a $6.1 million gain, net of related unamortized costs, on early extinguishment of debt.

First Half 2009 Financial Highlights:

•                  Total revenues for the six months ended June 30, 2009 increased 11.9% to $591.5 million from $528.5 million for the same period last year.

•                  Net income for the six months ended June 30, 2009 was $34.0 million compared to net income of $5.1 million for the same period last year.

•                  Net income per share from continuing operations for the six months ended June 30, 2009 was $1.06 and $0.92, basic and diluted, respectively, compared to $0.27 and $0.26, basic and diluted, respectively, for the same period last year.

•                  Net income from continuing operations for the six months ended June 30, 2009 included several items that, in aggregate, resulted in a positive impact of $28.7 million, or $0.89 and $0.75 per basic and diluted share.  These items included a $31.2 million gain due to early extinguishment of debt and a $3.7 million unrealized gain on our holdings of auction rate securities, offset by a $3.3 million unrealized loss on our UBS put right related to auction rate securities and a $2.9 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies.  Net income from continuing operations for the first half of 2008 included a $4.4 million unrealized loss, or $0.14 and $0.11 per basic and diluted share, respectively, on our holdings of auction rate securities.

•                  EBITDA for the six months ended June 30, 2009 was $44.5 million compared to EBITDA of $16.4 million for the same period last year.  As discussed above, EBITDA for the first half of 2009, had items that, in aggregate, resulted in a positive impact of $28.7 million. EBITDA for the second half of 2008 included a $4.4 million unrealized loss on our holdings of auction rate securities.

Conference Call:

On August 4, 2009 at 5:00 p.m. Eastern Daylight Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Francis R. Murphy, III, Chief Financial Officer, will host a conference call to discuss the second quarter and six month financial results.  Following the company’s remarks, there will be a question and answer period.

The conference call telephone number is (888) 632-5021.  Participants calling from outside the United States and Canada should dial (913) 312-0716. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Daylight Time Tuesday, August 11th. To hear the replay, dial (719) 457-0820.  The replay pass code is 7996324.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 207 senior living communities with 22,027 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Revenues:
Senior living revenue	$253,169	$227,752	$504,590	$443,868
Rehabilitation hospital revenue	25,673	24,421	50,367	49,165
Institutional pharmacy revenue	18,285	18,281	36,550	35,487
Total revenues	297,127	270,454	591,507	528,520

Operating expenses:
Senior living wages and benefits	129,983	111,287	257,526	219,828
Other senior living operating	60,135	58,441	121,718	111,637
Rehabilitation hospital expenses	22,749	22,615	45,648	45,207
Institutional pharmacy expenses	18,288	17,347	36,661	33,550
Rent expense	44,625	39,255	88,596	74,677
General and administrative	13,007	11,722	25,449	22,855
Depreciation and amortization	4,269	3,642	8,444	7,271
Total operating expenses	293,056	264,309	584,042	515,025

Operating income	4,071	6,145	7,465	13,495

Interest, dividend and other income	784	1,302	1,916	3,796
Interest and other expense	(1,246)	(1,600)	(2,426)	(3,194)
Unrealized gain (loss) on investments in trading securities	195	(1,096)	3,711	(4,366)
Unrealized gain (loss) on UBS put right related to auction rate securities	239	—	(3,288)	—
Loss from equity investment in Affiliates Insurance Company	(109)	—	(109)	—
Gain on early extinguishment of debt	6,106	—	31,231	—
Impairment of investments in available for sale securities	—	—	(2,947)	—

Income from continuing operations before income taxes	10,040	4,751	35,553	9,731
Provision for income taxes	(993)	(444)	(1,509)	(1,010)
Income from continuing operations	9,047	4,307	34,044	8,721
Loss from discontinued operations	(469)	(818)	(94)	(3,615)

Net income	$8,578	$3,489	$33,950	$5,106

Weighted average shares outstanding - basic	32,236	31,831	32,221	31,825

Weighted average shares outstanding - diluted	37,728	41,562	38,437	41,556

Basic income (loss) per share from:
Continuing operations	$0.28	$0.14	$1.06	$0.27
Discontinued operations	(0.01)	(0.03)	—	(0.11)
Net income per share - basic	$0.27	$0.11	$1.06	$0.16

Diluted income (loss) per share from:
Continuing operations	$0.26	$0.13	$0.92	$0.26
Discontinued operations	(0.01)	(0.02)	—	(0.09)
Net income per share - diluted	$0.25	$0.11	$0.92	$0.17

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands, except share data)

(unaudited)

	June 30,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$21,749	$16,138
Accounts receivable, net of allowance	61,666	66,023
Prepaid expenses and other current assets	14,636	15,965
Investments in trading securities	66,577	—
Investments in available for sale securities	7,961	7,232
Restricted cash and investments	7,666	7,518
UBS put right related to auction rate securities	7,794	—
Assets of discontinued operations	—	1,385
Total current assets	188,049	114,261

Property and equipment, net	189,241	190,627
Investments in trading securities	—	62,866
Equity investment in Affiliates Insurance Company	4,964	—
UBS put right related to auction rate securities	—	11,081
Restricted cash and investments	13,827	13,368
Goodwill and other long term assets	19,305	20,435
Total assets	$415,386	$412,638

Liabilities and Shareholders’ Equity
UBS secured revolving credit facility related to auction rate securities	$39,857	$—
Other current liabilities	134,264	129,139
Total current liabilities	174,121	129,139

UBS secured revolving credit facility related to auction rate securities	—	21,875
Long term liabilities	37,497	37,344
Mortgage notes payable, long term	12,363	12,441
Convertible senior notes	67,172	126,500
Shareholders’ equity (32,236,064 and 32,205,604 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively)	124,233	85,339
Total liabilities and shareholders’ equity	$415,386	$412,638

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY OPERATING DATA (1)

(dollars in thousands, except average daily rate)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008

Number of communities (end of period)	207	179	207	179
Number of living units (end of period)	22,027	19,579	22,027	19,579
Number of living units % growth	12.5%	—	12.5%	—

Occupancy	86.0%	88.6%	86.3%	89.2%
Average daily rate (ADR)	$146.42	$145.73	$146.33	$143.19
ADR % growth	0.5%	—	2.2%	—

Percent breakdown of net senior living revenues:
Medicare	14.7%	15.1%	14.8%	15.6%
Medicaid	16.5%	16.8%	16.2%	17.2%
Private and other sources	68.8%	68.1%	69.0%	67.2%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$253,169	$227,752	$504,590	$443,868
Senior living revenues % growth	11.2%	—	13.7%	—

Senior living wages and benefits	$129,983	$111,287	$257,526	$219,828
Senior living wages and benefits as a % of senior living revenues	51.3%	48.9%	51.0%	49.5%
Other senior living operating expenses	$60,135	$58,441	$121,718	$111,637
Other senior living operating expenses as a % of senior living revenues	23.8%	25.7%	24.1%	25.2%
Community expenses (2) % growth	12.0%	—	14.4%	—

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA (1)

(dollars in thousands, except average daily rate)

	Three months ended June 30, (2)		Six months ended June 30, (3)
	2009	2008	2009	2008

Number of communities (end of period)	179	179	165	165
Number of living units (end of period)	19,588	19,579	18,419	18,404

Occupancy	86.9%	88.6%	87.2%	89.3%
Average daily rate (ADR)	$150.43	$145.73	$149.52	$142.69
ADR % growth	3.2%	—	4.8%	—

Percent breakdown of net senior living revenues:
Medicare	15.8%	15.1%	16.7%	16.0%
Medicaid	17.7%	16.8%	18.3%	17.8%
Private and other sources	66.5%	68.1%	65.0%	66.2%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$233,098	$227,752	$434,782	$426,742
Senior living revenues % growth	2.3%	—	1.9%	—

Senior living wages and benefits	$120,044	$111,287	$223,762	$211,337
Senior living wages and benefits as a % of senior living revenues	51.5%	48.9%	51.5%	49.5%
Other senior living operating expenses	$54,930	$58,441	$106,190	$108,036
Other senior living operating expenses as a % of senior living revenues	23.6%	25.7%	24.4%	25.3%
Community expenses (4) % growth	3.1%	—	3.3%	—

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Communities that we have operated continuously since April 1, 2008.
(3)	Communities that we have operated continuously since January 1, 2008.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA (1)

(dollars in thousands, except average daily rate)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Number of senior living communities (2) (end of period):
Assisted and independent living communities, owned	23	13	23	13
Assisted and independent living communities, leased	136	118	136	118
Total number of assisted and independent living communities	159	131	159	131

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	46	46	46	46
Total number of skilled nursing communities	48	48	48	48

Total number of senior living communities	207	179	207	179

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,976	1,061	1,976	1,061
Assisted and independent living communities, leased (3)	15,699	14,171	15,699	14,171
Total number of assisted and independent living units	17,675	15,232	17,675	15,232

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased (4)	4,081	4,076	4,081	4,076
Total number of skilled nursing units	4,352	4,347	4,352	4,347

Total number of senior living units	22,027	19,579	22,027	19,579

Senior living revenues:
Assisted and independent living communities	$184,113	$160,836	$367,385	$310,158
Skilled nursing communities	67,860	65,347	134,773	130,133
Other (5)	1,196	1,569	2,432	3,577
Total senior living revenues	$253,169	$227,752	$504,590	$443,868

Senior living data:
Assisted and independent living communities occupancy	86.4%	89.1%	86.6%	89.9%
Assisted and independent living communities ADR	$132.54	$131.91	$132.65	$128.61
Assisted and independent living communities ADR % growth	0.5%	—	3.1%	—

Skilled nursing communities occupancy	84.7%	87.1%	85.0%	87.0%
Skilled nursing communities ADR	$202.40	$190.19	$198.56	$189.10
Skilled nursing communities ADR % growth	6.4%	—	5.0%	—

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	60.8%	61.9%	61.5%	63.8%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)

Includes 1,908 and 1,867 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and six months ended June 30, 2009 and 2008, respectively.

(4)

Includes 88 and 66 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and six months ended June 30, 2009 and 2008, respectively.

(5)

Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

 (in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and can also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.  Reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items, for the three and six months ended June 30, 2009 and 2008 is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2009	2008	2009	2008
Income from continuing operations	$9,047	$4,307	$34,044	$8,721
Add: interest and other expense	1,246	1,600	2,426	3,194
Less: interest, dividend and other income	(784)	(1,302)	(1,916)	(3,796)
Add: income taxes	993	444	1,509	1,010
Add: depreciation and amortization	4,269	3,642	8,444	7,271
EBITDA	14,771	8,691	44,507	16,400
Add: unrealized loss on investments in trading securities	—	1,096	—	4,366
Add: unrealized loss on UBS put right related to auction rate securities	—	—	3,288	—
Add: impairment of certain investments	—	—	2,947	—
Less: unrealized gain on investments in trading securities	(195)	—	(3,711)	—
Less: unrealized gain on UBS put right related to auction rate securities	(239)	—	—	—
Less: gain on early extinguishment of debt	(6,106)	—	(31,231)	—
EBITDA excluding certain items	$8,231	$9,787	$15,800	$20,766